Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William P. Benac as such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 (File No. 333-128177), and to file the same with all exhibits thereto, and the other documents in connection therewith, and any registration statement relating to any offering made pursuant to this Registration Statement on Form S-1 (File No. 333-128177) that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of October, 2005.

/s/ James J. Unger
James J. Unger

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James J. Unger and William P. Benac as such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 (File No. 333-128177), and to file the same with all exhibits thereto, and the other documents in connection therewith, and any registration statement relating to any offering made pursuant to this Registration Statement on Form S-1 (File No. 333-128177) that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of October, 2005.

/s/ Michael E. Vaughn
Michael E. Vaughn

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James J. Unger as such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-1 (File No. 333-128177), and to file the same with all exhibits thereto, and the other documents in connection therewith, and any registration statement relating to any offering made pursuant to this Registration Statement on Form S-1 (File No. 333-128177) that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of October, 2005.

/s/ William P. Benac
William P. Benac